STATE OF NORTH CAROLINA                   MODIFICATION AND EXTENSION
                                          OF LEASE
COUNTY OF MECKLENBURG

     THIS MODIFICATION AND EXTENSION OF LEASE made this 13 day of
February, 1995, by and between B.F. Knott (LANDLORD), and Speizman Industries, Inc. (TENANT):

                           WITNESSETH
                           __________


      The parties hereto do hereby ratify and affirm the provisions of that LEASE AGREEMENT, dated May 10, 1993 by and between the parties for the premises known as 1306 Berryhill Road, and the MODIFICATION AND EXTENSION OF LEASE through January 31, 1995 and the MODIFICATION AND EXTENSION OF LEASE through July 31, 1995, which are hereby fully incorporated herein except for the following:

     1. The parties extend this LEASE AGREEMENT for an additional nine (9) months beginning August 1, 1995 and ending April 30, 1996.

     2. During this extension, Tenant shall pay to Landlord rental of $51,562.53 in nine (9) monthly installments of $5,729.17 each.

     3. Landlord will be able to take possession of the premises on May 1, 1996. From the date of this Modification and Extension through April 30, 1996, Landlord may place signs on the property for sale or lease and Landlord may show the premises to prospective purchasers or tenants all reasonable hours upon reasonable notice to Tenant.

     4. Upon Departure from the premises, Tenant will clean all warehouse floors and leave them free of grease, oil, dirt and other foreign material and Tenant will clean all carpeting in the offices.

     IN WITNESS WHEREOF, this Modification and Extension of Lease has been duly executed by the Landlord and Tenants as of the day and year first above written.

                             LESSOR: B.F. KNOTT

                             By: (Signature of B.F. Knott Goes Here
                               __________________________________


                              LESSEE: SPEIZMAN INDUSTRIES, INC.

                              By: (Signature of Robert S. Speizman, Pres. Here)
                                   ________________________________